Exhibit 10.56
SUPPLEMENTAL CONFIRMATION

To:	Aspen Insurance Holdings Limited Maxwell Roberts Building 1 Church Street Hamilton, HM 11 Bermuda

From:	Barclays Capital Inc, acting as agent for Barclays Bank PLC

Subject:	Collared Accelerated Stock Buyback

Ref. No:	BN126737

Date:	November 10, 2010

     The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Barclays Bank PLC (“Barclays”), through its agent Barclays Capital Inc. (the “Agent”),) and Aspen Insurance Holdings Limited (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between Barclays and Counterparty as of the relevant Trade Date for the Transaction referenced below.
1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of November 10, 2010 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.
2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	November 10, 2010

Forward Price Adjustment Amount:	[***]

Cut-off Hedge Completion Date:	[***]

Scheduled Termination Date:	[***], subject to Barclays’ right to accelerate the Termination Date to any date on or after the First Acceleration Date.

First Acceleration Date:	[***] (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day).

Prepayment Amount:	USD 184,000,000

Counterparty Additional Payment Amount:	0

Minimum Shares:	The number of Shares equal to the quotient of (A) the Prepayment Amount divided by (B) [***]% of the Hedge Period Reference Price.

***	indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Maximum Shares:	The number of Shares equal to the quotient of (i) the Prepayment Amount divided by (ii) [***]% of the Hedging Price.

Initial Shares:	4,429,161

Ordinary Dividend Amount:	For any calendar quarter, USD 0.15

Regular Dividend Dates:	February 18, 2011, May 13, 2011, and August 12, 2011.
3. Counterparty represents and warrants to Barclays that neither it nor any “affiliated purchaser” (as defined in Rule I0b- 18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-l8(b)(4) under the Exchange Act during the Sour full calendar weeks immediately preceding the Trade Date.
4. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

***	indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

     Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Barclays) correctly sets forth the terms of the agreement between Barclays and Counterparty with respect to this Transaction, by manually signing this Supplemental Confirmation or this page here of as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Barclays at Facsimile No. 917 522 0458.

BARCLAYS CAPITAL INC., acting solely as Agent in connection with this Transaction
By:	/s/ Bryan Spencer
Name:	Bryan C. Spencer
Title:	Authorized Signatory

Agreed and accepted by:
ASPEN INSURANCE HOLDINGS LIMITED

By: Name:	/s/ Richard Houghton Richard Houghton
Title:	Chief Financial Officer